UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2008

NEXPLORE CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)
000-49991	84-1080047
(Commission File Number)	(I.R.S. Employer Identification No.)

2601 Network Blvd.
Suite 208
Frisco, Texas 75034
(Address of Principal Executive Offices and Zip Code)

(214) 432-0637
(Registrant's Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Information.

     On January 4, 2008, NeXplore Corporation issued a press release announcing the public beta launch of NeXplore™ Search. A copy of the press release is furnished as Exhibit 99.1 to this report, which press release is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.	The following items are furnished as exhibits to this report:
99.1	Press Release dated January 4, 2008.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
NEXPLORE CORPORATION
(Registrant)

Date: January 9, 2008	By:	/s/ Paul O. Williams
	Name	Paul O. Williams
	Title:	Chairman and Chief Financial Officer

________________________________________________________________________________________

EXHIBIT INDEX
Exhibit No.	Description

99.1	Press Release dated January 4, 2008